UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 2, 2005

                              Xethanol Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-50154                                 84-1169517
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      (Commission File Number)               (IRS Employer Identification No.)

     1185 Avenue of the Americas
           New York, New York                            10036
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(Address of Principal Executive Offices)               (Zip Code)

                                 (646) 723-4000
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              (Registrant's Telephone Number, Including Area Code)

                           Zen Pottery Equipment, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (d) On June 2, 2005, Louis B. Bernstein was elected to our Board of Directors, effective immediately.

      Mr. Bernstein is currently Assistant General Counsel of Pfizer Inc., where he has been an attorney for 29 years. In this capacity, Mr. Bernstein has managed product liability claims and litigation involving prescription pharmaceuticals, orthopedic implants and other medical devices. Mr. Bernstein also provides due diligence, financial modeling, market research, acquisition candidate profiling and strategic partnering advice and assistance to clients in the life sciences and specialty chemical sectors. In addition, Mr. Bernstein has related experience in advertising and labeling review, legislative analysis and consultation regarding new products and investments, food and drug regulatory matters and commercial transactions.

      It has not yet been determined which committees Mr. Bernstein will serve on.

      Mr. Bernstein has not engaged in a related party transaction with us during the last two years.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     XETHANOL CORPORATION


Date:  June 15, 2005                 By: /s/ Christopher d'Arnaud-Taylor
                                         ---------------------------------------
                                         Christopher d'Arnaud-Taylor
                                         Chairman and Chief Executive Officer